SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                            April 26, 2006

                            Date of Report
                           (Date of earliest
                            event reported)


                      CONSOLIDATED-TOMOKA LAND CO.
        (exact name of registrant as specified in its charter)


 FLORIDA                       0-5556                 59-0483700
(State or other                                     (IRS Employer
  jurisdiction                                       Identification
  of incorporation)    (Commission File Number)      Number)



                 1530 Cornerstone Boulevard, Suite 100
                     Daytona Beach, Florida        32117
      (Address of principal executive offices)   (Zip Code)


                             (386)274-2202
          (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K, April 26, 2006
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO.  0-5556
EMPLOYER ID NO.  59-0483700


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On April 26, 2006, David D. Peterson retired from the Board of Directors after twenty-two years of service. At the Annual Meeting of Shareholders of Consolidated-Tomoka Land Co., John C. Myers, III
was elected to serve Mr. Peterson's unexpired term.   Mr. Myers will
replace Mr. Peterson on the Compensation and Stock Option Committee and Governance Committee.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONSOLIDATED-TOMOKA LAND CO.


Date: April 26, 2006      By:/S/William H. McMunn
                            ----------------------
                            William H. McMunn,
                            President and
                            Chief Executive Officer